BLACKROCK FUNDS II —

BLACKROCK STRATEGIC PORTFOLIO I

Supplement dated April 1, 2009 to the
Prospectus and Statement of Additional Information, each dated January 28, 2008

On March 4, 2009, the Board of Trustees of BlackRock Funds II, on behalf of its series, BlackRock Strategic Portfolio I (the “Portfolio”), approved a proposal to close the Portfolio to new and subsequent investments and to liquidate the Portfolio. Accordingly, effective 4:00 p.m. (Eastern time) on April 1, 2009 the Portfolio will no longer accept orders to purchase Portfolio shares from new investors or existing shareholders. On or about April 24, 2009 all of the assets of the Portfolio will be liquidated completely, and the Portfolio will then be terminated.

Code # PRO&SAI-SIP1-0409SUP